AMENDMENT NO. 11 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 11 TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of October 31, 2005, by and among KES ACQUISITION COMPANY, LLC, a Delaware limited liability company doing business as Kentucky Electric Steel, LLC and KESI ("Borrower"), ATACAMA KES HOLDING CORPORATION, a Delaware corporation ("Atacama Holdings"), YOUTHSTREAM ACQUISITION CORP., a Delaware corporation ("YouthStream Acquisition") (Borrower, Atacama Holdings and YouthStream Acquisition are collectively referred to as "Credit Parties" and individually as a "Credit Party"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

RECITALS

A. Borrower, the other Credit Parties, and Lender are parties to the Loan and Security Agreement dated as of March 24, 2004, as amended by Amendment No. 1 to Loan and Security Agreement dated as of May 19, 2004, Amendment No. 2 to Loan and Security Agreement dated as of September 8, 2004, Amendment No. 3 to Loan and Security Agreement dated as of October 6, 2004, Amendment No. 4 to Loan and Security Agreement dated October 15, 2004, Amendment No. 5 to Loan and Security Agreement dated October 29, 2004, Amendment No. 6 to Loan and Security Agreement dated as of November 8, 2004, Amendment No. 7 to Loan and Security Agreement dated as of February 28, 2005, Amendment No. 8 to Loan and Security Agreement dated as of March 17, 2005, Amendment No. 9 to Loan and Security Agreement dated as of July 5, 2005, and Amendment No. 10 to Loan and Security Agreement dated as of July 6, 2005 (collectively, the "Loan Agreement"), pursuant to which Lender is providing certain financial accommodations in favor of Borrower. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in **Schedule A** to the Loan Agreement shall be applied herein as defined and established therein.

B. Credit Parties have requested that certain provisions of the Loan Agreement be amended, and Lender is willing to do so in accordance with the terms and conditions specified herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. RATIFICATION OF LOAN DOCUMENTS

Each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Loan Agreement and the other Loan Documents, and all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each Credit Party acknowledges and agrees that as of October 31, 2005, the aggregate outstanding principal amount of the Revolving Credit Loan, exclusive of advances provided in connection with Letter of Credit Obligations, was $16,543,397.69. Each Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

SECTION 2. AMENDMENT TO LOAN AGREEMENT

2.1 The following new definitions of "Aged Finished Goods Inventory" and "Amendment No. 11 Closing Date" are hereby added to **Schedule A** to the Loan Agreement:

"Aged Finished Goods Inventory" means Eligible Inventory, other than Non-Prime Inventory, consisting of finished goods on hand, as of the date of determination, for more than 120 but less than 181 days.

"Amendment No. 11 Closing Date" means October 31, 2005.

2.2 The definitions of "Availability Reserve" and "Borrowing Base" set forth in **Schedule A** to the Loan Agreement are hereby deleted in their entirety and the following are substituted therefor:

"Availability Reserve" means a reserve in the amount of $500,000 beginning on the Amendment No. 11 Closing Date; provided, however, that: (x) in the event that Borrower and its Subsidiaries on a consolidated basis shall have for the Fiscal Month ending September 30, 2005, as set forth in Borrower's monthly Financial Statements timely delivered in accordance with **Section 4.1(d),** EBITDA of not less than $627,000, then, effective as of October 1, 2005, the amount of the Availability Reserve shall be reduced by $150,000 from the level in effect immediately prior to such reduction; (y) in the event that Borrower and its Subsidiaries on a consolidated basis shall have for the Fiscal Month ending October 31, 2005, as set forth in Borrower's monthly Financial Statements timely delivered in accordance with **Section 4.1(d),** EBITDA of not less than $699,000, then, effective as of November 1, 2005, the amount of the Availability Reserve shall be reduced by $50,000 from the level in effect immediately prior to such reduction; and (z) in the event that Borrower and its Subsidiaries on a consolidated basis shall have for the Fiscal Month ending November 30, 2005, as set forth in Borrower's monthly Financial Statements timely delivered in accordance with **Section 4.1(d),** EBITDA of not less than $434,000, then, effective as of December 1, 2005, the amount of the Availability Reserve will be reduced by $50,000 from the level in effect immediately prior to such reduction; provided further, that notwithstanding any of the foregoing, at no time shall the Availability Reserve be reduced below the amount of $250,000.

"Borrowing Base" means at any time an amount equal to the sum at such time of:

(a) up to 85% of the value (as determined by Lender) of Borrower's Eligible Accounts; provided that Lender shall reduce the foregoing percentage by one percentage point for each percentage point that the Dilution of Borrower's Accounts over the most recent three months exceeds 5%; plus

(b) (i) the least of (A) $11,000,000, (B) 65% of the value (as determined by Lender) of Borrower's Eligible Inventory (other than Aged Finished Goods Inventory, Non-Prime Inventory, and scrap metal), valued at the lower of cost (on an average cost method) or market, or (C) 85% of the NOLV of

Borrower's Eligible Inventory (other than Aged Finished Goods Inventory, Non-Prime Inventory, and scrap metal); plus

(ii) the lesser of (A) $1,500,000 and (B) 55% of the value (as determined by Lender) of Borrower's Eligible Inventory consisting of Aged Finished Goods Inventory, Non-Prime Inventory, and, from and after the date the Scrap Inventory Financing has been repaid in full and terminated, scrap metal, in each case valued at the lower of cost (on an average cost method) or market,

provided, that (1) at no time shall the aggregate value of Aged Finished Goods Inventory included in the "Borrowing Base" exceed $200,000 at such time, (2) at no time shall the aggregate value of Non-Prime Inventory included in the "Borrowing Base" exceed $700,000 at such time, and (3) at no time shall the aggregate amount of Revolving Credit Advances against Eligible Inventory exceed 60% of the total "Borrowing Base" at such time; less

(c) Reserves established by Lender from time to time in its good faith credit judgment.

2.3 **Paragraph (i)** of the definition of "Eligible Inventory" set forth in **Schedule A** to the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

(i) consists of (i) finished goods Inventory on hand for more than 180 days, (ii) billet Inventory on hand in excess of the amount needed to produce finished goods Inventory to fill the next 70 consecutive days of open orders, or (iii) scrap metal Inventory on hand in excess of the amount needed to produce billet Inventory during the next 15 consecutive days at maximum production levels;

2.4 From and after the Amendment No. 11 Closing Date, the definition of "Revolving Credit Rate" set forth in **Section 1.5(a)** shall be deemed to be "a floating rate equal to the Index Rate plus three and one-half of one percent (3.50%) per annum".

SECTION 3. CONDITIONS TO EFFECTIVENESS

The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

3.1 receipt by Lender of copies of this Amendment duly executed by each Credit Party; and

3.2 the absence of any Default or Event of Default.

SECTION 4. MISCELLANEOUS

4.1 Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

4.2 Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement.

Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

4.3 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

4.4 Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

4.5 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

4.6 Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the other Loan Documents to the Loan Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

4.7 No Novation. The execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this Amendment, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.8 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 11 to Loan and Security Agreement to be executed and delivered as of the date first set forth above.

"**Borrower**" and other "**Credit Parties**"

KES ACQUISITION COMPANY, LLC

By: YOUTHSTREAM ACQUISITION CORP.

By:________________________
Jonathan V. Diamond
Chief Executive Officer

ATACAMA KES HOLDING CORPORATION

By:________________________
Jonathan V. Diamond
Chief Executive Officer

YOUTHSTREAM ACQUISITION CORP.

By:________________________
Jonathan V. Diamond
Chief Executive Officer

"**Lender**"

GENERAL ELECTRIC CAPITAL CORPORATION

By:________________________
Russ Brightly
Duly Authorized Signatory

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 11 to Loan and Security Agreement to be executed and delivered as of the date first set forth above.

"Borrower" and other "Credit Parties"	"Lender"
KES ACQUISITION COMPANY, LLC	GENERAL ELECTRIC CAPITAL CORPORATION
By: YOUTHSTREAM ACQUISITION CORP.	
By: ______________ Jonathan V. Diamond, Chief Executive Officer	By: ______________ Russ Brightly, Duly Authorized Signatory

ATACAMA KES HOLDING CORPORATION

By: ______________
Jonathan V. Diamond
Chief Executive Officer

YOUTHSTREAM ACQUISITION CORP.

By: ______________
Jonathan V. Diamond
Chief Executive Officer